                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                ---------------



                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): OCTOBER 16, 1997
                                                 -----------------

         PENNFED FINANCIAL SERVICES, INC.                                      PENNFED CAPITAL TRUST I
         --------------------------------                                      -----------------------
(Exact name of registrant as specified in its charter)          (Exact name of registrant as specified in its charter)

     Delaware           22-3297339          Delaware                 Applied For
     --------           ----------          --------                 -----------

   622 Eagle Rock Avenue                            622 Eagle Rock Avenue
West Orange, New Jersey 07052                    West Orange, New Jersey 07052
       (973) 669-7366                                   (973) 669-7366
-----------------------------                    -----------------------------
(Address, including ZIP Code, and                (Address, including ZIP Code,
telephone number including area code, of         and telephone number including
registrant's principal executive offices)        area code, of registrant's
                                                 principal executive offices)
Commission File No. 0-24040


                                      N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS
----------------------

     Attached hereto as Exhibit 20.1 is a press release announcing that PennFed Financial Services, Inc.'s (the "Corporation") subsidiary, PennFed Capital Trust I, a trust formed under the laws of Delaware, sold $30 million in capital through the public offering of its cumulative trust preferred securities.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PENNFED FINANCIAL SERVICES, INC.



Date: October 16, 1997                 By:  /s/ Joseph L. LaMonica
                                            ------------------------------------
                                            Joseph L. LaMonica
                                            President, Chief Executive Officer
                                            and Director


                                       PENNFED CAPITAL TRUST I



                                       By:  /s/ Lucy T. Tinker
                                            ------------------------------------
                                            Lucy T. Tinker
                                            Administrative Trustee


                                       By:  /s/ Jeffrey J. Carfora
                                            ------------------------------------
                                            Jeffrey J. Carfora
                                            Administrative Trustee

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                 DESCRIPTION
------                                 -----------

20.1 Press Release regarding the sale through a public offering of cumulative trust preferred securities by PennFed Capital Trust I, a subsidiary of the Corporation

                                       3